                                                                 EXHIBIT 10.6(a)


May 27, 1999

VIA HAND DELIVERY

Hartz Mountain Associates
400 Plaza Drive
Secaucus, New Jersey 07094-3688
Attn: General Counsel

Re: Lease Renewal - G-III Leather Fashions, Inc. and Hartz Mountain Associates

Dear Sir:

In accordance with our lease dated September 21st, 1993, for 1000 Secaucus Road, Secaucus, New Jersey, G-III Leather Fashions, Inc. is exercising its option to extend the term for the five year period March 1, 2000 to February 28, 2005 (the First Extended Period).

In accordance with the discussion between Ernie Christoph, of your office, and Sam Deutscher (V.P. Operations of G-III) the new fixed rent will be as follows:

         PERIOD                                 AMOUNT
         ------                                 ------
March 1, 2000 - February 28, 2001           $5.50 sq. ft.
March 1, 2001 - February 28, 2002           $5.50 sq. ft.
March 1, 2002 - February 28, 2003           $5.75 sq. ft.
March 1, 2003 - February 28, 2004           $6.00 sq. ft.
March 1, 2004 - February 28, 2005           $6.00 sq. ft.


Very truly yours,

G-III Leather Fashions, Inc.



By: /s/  Wayne S. Miller           Accepted by: /s/ Ernie Christoph
    ----------------------                      -------------------
    Wayne S. Miller                             Ernie Christoph
    Chief Financial Officer                     Senior Vice President Leasing
                                                Hartz Mountain Associates

cc: Controller, Hartz Mountain Associates
    Neil Gold, Fulbright & Jaworski
    Doug Danzig, Fulbright & Jaworski
    Sam Deutscher
    Phil Litwinoff